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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 13, 2002


                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)




   Virginia                      54-1837743                   001-13731
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)


Item 9. Regulation FD Disclosure


1.   September  13,  2002  Friedman,   Billings,   Ramsey  Group,  Inc.  made  a
     presentation at The Wall Street Analyst Forum in New York, NY. A copy of the slide presentation is filed herewith as Exhibit 99.1

     Ex. 99.1 Friedman, Billings, Ramsey Group, Inc. slide presentation made at The Wall Street Analyst Forum, 45th Investor Conference, New York, NY.

     An additional courtesy PDF version of Friedman, Billings, Ramsey Group's presentation is furnished herewith as Exhibit 99.1.


SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.




       /s/ Emanuel J. Friedman
       Emanuel J. Friedman
       Chairman and Co-Chief Executive Officer